NUVEEN NWQ INTERNATIONAL VALUE FUND

SUPPLEMENT DATED AUGUST 5, 2021

TO THE SUMMARY PROSPECTUS DATED OCTOBER 28, 2020

1.	Effective October 29, 2021, Nuveen NWQ International Value Fund will be renamed Nuveen International Value Fund.

2.

The Board of Trustees of Nuveen Investment Trust has approved an amended and restated sub-advisory agreement, effective on December 31, 2021, between Nuveen Fund Advisors, LLC (“NFAL”), as investment adviser of the Fund, and Nuveen Asset Management, LLC (“NAM”), pursuant to which NAM will replace NWQ Investment Management Company, LLC (“NWQ”) as the Fund’s sub-adviser. NAM and NWQ are both affiliates of NFAL and are subsidiaries of Nuveen, LLC.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-NWQIVS-0821P